ALANCO TECHNOLOGIES, INC.
                          15575 North 83rd Way, Suite 3
                            Scottsdale, Arizona 85260
                                 (480) 607-1010

                              ----------------------

                                 PROXY STATEMENT

                              ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held December 22, 2003

TO THE SHAREHOLDERS OF ALANCO TECHNOLOGIES, INC.

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Alanco Technologies, Inc., an Arizona corporation ("Alanco" or the "Company"), will be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on December 22, 2003, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1    ELECTION OF DIRECTORS.

Proposal No. 2    APPROVAL OF A PROPOSAL TO AUTHORIZE THE BOARD OF
                  DIRECTORS, ONLY IF NECESSARY, TO REVERSE SPLIT THE
                  COMPANY'S OUTSTANDING CLASS A COMMON STOCK ON A BASIS NOT
                  TO EXCEED ONE SHARE OF CLASS A COMMON STOCK FOR UP TO TEN
                  SHARES OUTSTANDING. IF THE BOARD OF DIRECTORS HAS NOT
                  EFFECTED THE ACTION CONTEMPLATED HEREUNDER BY DECEMBER 31,
                  2006, THIS AUTHORIZATION WILL CEASE.

Holders of the outstanding Common Stock and Preferred Stock of the Company of record at the close of business on October 27, 2003, will be entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.


Scottsdale, Arizona                       ADELE L. MACKINTOSH
October 27, 2003                          SECRETARY

                            ALANCO TECHNOLOGIES, INC.
                          15575 North 83rd Way, Suite 3
                            Scottsdale, Arizona 85260
                                 (480) 607-1010
                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 22, 2003

                               GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Alanco Technologies, Inc., an Arizona corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on the 22nd day of December, 2003, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before November 12, 2003.

The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

Shares not voting as a result of a proxy not marked or marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting unless such proxies have previously been revoked. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting your proxy in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy.)

The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2003, has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                      SHARES OUTSTANDING AND VOTING RIGHTS

Voting rights are vested in the holders of the Company's Common Stock and Preferred Stock. Only shareholders of record at the close of business on October 27, 2003 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of October 27, 2003, the Company had 15,261,900 shares of Class A Common Stock outstanding, no shares of Class B Common Stock outstanding, 2,509,426 shares of Series A Convertible Preferred Stock outstanding and 57,255 shares of Series B Convertible Preferred Stock outstanding. Each Class A Common share is entitled to one vote, each Series A Convertible Preferred share is entitled to three votes (the equivalent number of common shares into which the Series A Convertible Preferred Stock is convertible), and each Series B Convertible Preferred share is entitled to thirteen votes (the equivalent number of common shares into which the Series B Convertible Preferred Stock is convertible). If the number of common shares into which the preferred stock is convertible (the "common stock equivalent") is considered, the total shares eligible to vote, including the common stock and the common stock equivalent, on the record date are 23,534,493 shares, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to approve each proposal.

Each shareholder present, either in person or by proxy, will have cumulative voting rights with respect to the election of Directors. Under cumulative voting, each shareholder is entitled to as many votes as is equal to the number of shares of Common Stock (or common stock equivalent) of the Company held by the shareholder on the Record Date multiplied by the number of directors to be elected, and such votes may be cast for any single nominee or divided among two or more nominees. The seven nominees, or such fewer number of nominees as may stand for election, receiving the highest number of votes will be elected to the Board of Directors. There are no conditions precedent to the exercise of cumulative voting rights. Unless otherwise instructed in any proxy, the persons named in the form of proxy which accompanies this Proxy Statement (the "Proxy Holders") will vote the proxies received by them for the Company's seven nominees set forth in "Election of Directors" below. If additional persons are nominated for election as directors, the Proxy Holders intend, unless otherwise instructed in any proxy, to vote all proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the Company's nominees as possible, and, in such event, the specific nominees for whom votes will be cast will be determined by the Proxy Holders. If authority to vote for any nominee of the Company is withheld in any proxy, the Proxy Holders intend, unless otherwise instructed in such proxy, to vote the shares represented by such proxy, in their discretion, cumulatively for one or more of the other nominees of the Company.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND OF MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to each shareholder known by Alanco to be the beneficial owner of more than 5% of the outstanding Alanco common stock or common stock equivalent as of October 27, 2003. Information regarding the stock ownership of Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, and Donald E. Anderson, Alanco Director, is also shown in the table in the following section, Current Directors and Executive Officers.

                               Five Percent Owners

                                          Class A                                 Total                            Total
                                          Common                                  Common                 Total     Stock,
                                          Shares      Series A                    Stock                  Stock    Options &
                                           Owned        and                     Equivalent  Exercisable  Owned    Warrants
                               Class A    Percent     Series B       Total        Owned       Stock       and     Percent of
                               Common       of       Preferred       Common       Percent     Options   Options    Common
                               Shares      Class       Shares        Stock          of          and       and     Equivalent
                                Owned       (8)        Owned       Equivalent     Class (8)   Warrants  Warrants   Class (9)
                               ---------  --------   ------------  -----------  -----------  ---------  --------- ----------
Technology Systems             6,000,000    39.31%          0        6,000,000    25.49%             0  6,000,000   25.49%
     International, Inc. (1)
Donald E. Anderson (2)                 0    --        808,161 (6)    2,424,483    10.30%     2,018,161  4,442,644   17.39%
Robert R. Kauffman (3)           112,000     0.73%    500,000 (6)    1,612,000     6.85%     2,505,000  4,117,000   15.81%
Rhino Fund LLLP (4)                    0    --        265,000 (6)      795,000     3.38%       510,000  1,305,000    5.43%
M. Jamil Akhtar, MD (5)                0    --         57,255 (7)      744,315     3.16%       500,000  1,244,315    5.18%

(1) Technology Systems International, Inc., a Nevada corporation, (TSIN) is a privately owned entity with no person or entity owning in excess of 25% of the outstanding shares. The only TSIN shareholder that we are aware of who beneficially controls 19% or more of the outstanding shares of TSIN, who could potentially own more than 5% of the outstanding Alanco common stock equivalent, is Richard C. Jones, who, to the best of our knowledge, owns 5,301,826 TSIN shares, representing 23.10% of the outstanding TSIN shares. TSIN has previously indicated their intention to distribute the 6,000,000 shares of Alanco common stock on a pro-rata basis to their shareholders; however, the shares have not been distributed as of the date of this Proxy Statement, and there is no assurance that the shares will be distributed. The address of TSIN is c/o Jeffrey M. Proper, 3550 N. Central Avenue, Suite 1200, Phoenix, Arizona 85012.
(2) The number of shares and warrants owned includes The Anderson Family Trust, owner of 448,161 shares of Alanco Series A Convertible Preferred Stock and 1,198,161 exercisable warrants, Programmed Land, Inc., owner of 360,000 shares of Alanco Series A Convertible Preferred Stock and 760,000 exercisable warrants, both of which Mr. Anderson claims beneficial ownership, and 60,000 exercisable options owned by Mr. Anderson. The 808,161 shares of Series A Convertible Preferred Stock beneficially owned by Mr. Anderson represent 32.21% of the total Series A Convertible Preferred shares outstanding. Mr. Anderson's address is 11804 North Sundown Drive, Scottsdale, Arizona 85260.
(3) In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns 455,000 shares of TSIN stock, representing an ownership position of less than 2% of the outstanding TSIN shares. If TSIN distributes the 6,000,000 shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman will acquire an additional approximately 118,700 shares of Alanco common stock, thereby increasing his percentage of common shares owned to approximately 1.51% and total stock and options percentage of common stock equivalent owned to approximately 16.27%. The 500,000 shares of Series A Convertible Preferred Stock beneficially owned by Mr. Kauffman represent 19.92% of the total Series A Convertible Preferred shares outstanding. The address for Mr. Kauffman is: c/o Alanco Technologies, Inc., 15575 N. 83rd Way, Suite 3, Scottsdale, Arizona 85260.
(4) The Rhino Fund LLLP is controlled by Rhino Capital Incorporated, for which James T. Hecker, a director of the Company, serves as Treasurer and General Counsel. Mr. Hecker disclaims beneficial ownership of these shares. The 265,000 shares of Series A Convertible Preferred Stock owned by the Rhino Fund LLLP represent 10.56% of the total Series A Convertible Preferred shares outstanding. The address for the Rhino Fund LLLP is Rhino Capital Incorporated, 32065 Castle Court, Suite 100, Evergreen, Colorado 80439.
(5) M. Jamil Akhtar, M.D. currently owns 100% of the outstanding Series B Convertible Preferred Stock of the Company. Each share of Series B Convertible Preferred Stock is convertible into thirteen (13) shares of Class A Common Stock. Dr. Akhtar's address is 1454 South Dobson, Suite One, Mesa, Arizona 85202.
(6) Preferred Shares are Series A Convertible Preferred Stock, each share of which is convertible into three (3) shares of Class A Common Stock.
(7) Preferred Shares are Series B Convertible Preferred Stock, each share of which is convertible into thirteen (13) shares of Class A Common Stock.
(8) The percentages for Class A Common Stock shown are calculated based upon 15,261,900 shares of Class A Common Stock outstanding on October 27, 2003. The percentages for Total Common Stock Equivalent are calculated based upon 23,534,493 shares outstanding on October 27, 2003, except for the following
(9) In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by any other stockholders.

Current Directors and Executive Officers

The following table sets forth the number of exercisable stock options and the number of shares of the Company's Common Stock and Preferred Stock beneficially owned as of October 27, 2003, by individual directors and executive officers and by all directors and executive officers of the Company as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.


                                        Securities of the Registrant Beneficially Owned (1)
                                                                                                                      Total
                                                                                                                      Stock,
                                                                                                                     Options &
                               Class A   Shares     Series A       Shares      Total     Exercisable     Total       Warrants
                               Common    Owned     Preferred       Owned       Common        Stock        Stock,     Percent of
                                Stock   Percent      Stock        Percent      Stock       Options &    Options &      Common
          Name of              Shares   of Class     Shares       of Class   Equivalent    Warrants      Warrants    Equivalent
    Beneficial Owner (2)        Owned     (7)        Owned          (7)        Owned          (8)         Owned       Class (9)
------------------------     ---------  --------  ----------     --------   ----------    ----------    ----------   ----------
Robert R. Kauffman (3)         112,000    0.73%      500,000       19.92%    1,612,000     2,505,000     4,117,000       15.81%
   Director/COB/CEO
John A. Carlson                 17,958    0.12%      100,000        3.98%      317,958       850,000     1,167,958        4.79%
   Director/EVP/CFO
Harold S. Carpenter              6,541    0.04%      175,000 (5)    6.97%      531,541       415,000       946,541        3.95%
   Director
James T. Hecker                  1,893    0.01%       21,000 (6)    0.84%       64,893       141,000       205,893        0.87%
   Director
Steven P. Oman                       0    0.00%       10,000        0.40%       30,000       175,000       205,000        0.86%
   Director
Thomas C. LaVoy                 21,400    0.14%       35,265        1.41%      127,195       155,265       282,460        1.19%
   Director
Donald E. Anderson (4)               0    0.00%      808,161       32.21%    2,424,483     2,018,161     4,442,644       17.39%
   Director
Greg M. Oester                  33,232    0.22%       10,000        0.40%       63,232     1,000,000     1,063,232        4.33%
   President - TSIA
                            ----------            ----------                ----------    ----------    ----------
Officers and Directors         193,024    1.26%    1,659,426       66.13%    5,171,302     7,259,426    12,430,728       40.37%
as a Group (8 individuals)  ==========            ==========                ==========    ==========    ==========


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares that may be acquired upon conversion or exercise of stock options, warrants or convertible securities which are currently exercisable or which become exercisable within 60 days are deemed beneficially owned. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.
(2) COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; CFO is Chief Financial Officer.
(3) In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns
       455,000 shares of TSIN stock. If TSIN distributes the 6,000,000 shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman will acquire an additional approximately 118,700 shares of Alanco common stock, thereby increasing his percentage of Class A Common Stock owned to approximately 1.51% and total stock and options percentage of common stock equivalent owned to approximately 16.27%.
(4) The number of shares and warrants owned includes The Anderson Family Trust, owner of 448,161 shares of Alanco Series A Convertible Preferred Stock and 1,198,161 exercisable warrants, Programmed Land, Inc., owner of 360,000 shares of Alanco Series A Convertible Preferred Stock and 760,000 exercisable warrants, both of which Mr. Anderson claims beneficial ownership, and 60,000 exercisable options owned by Mr. Anderson. Mr. Anderson's address is 11804 North Sundown Drive, Scottsdale, Arizona 85260.
(5) Excludes 240,000 shares of Series A Convertible Preferred Stock and 240,000 warrants to purchase Class A Common Stock owned by Heartland Systems Co., a company for which Mr. Carpenter serves as an officer. Mr. Carpenter disclaims beneficial ownership of such shares.

(6) Excludes 265,000 shares of Series A Convertible Preferred Stock and 265,000 warrants to purchase Class A Common Stock owned by Rhino Fund LLLP. The fund is controlled by Rhino Capital Incorporated, for which Mr. Hecker serves as Treasurer and General Counsel. Mr. Hecker disclaims beneficial ownership of such shares.
(7) The percentages for Class A Common Stock shown are calculated based upon 15,261,900 shares of Class A Common Stock outstanding on October 27, 2003. The percentages for Series A Convertible Preferred Stock are calculated based upon 2,509,426 shares of Series A Convertible Preferred Stock outstanding on October 27, 2003, each of which is convertible into three (3) shares of Class A Common Stock. The percentages for Series B Convertible Preferred Stock are calculated based upon 57,255 shares of Series B Convertible Preferred Stock outstanding on October 27, 2003, each of which is convertible into thirteen (13) shares of Class A Common Stock.
(8) Represents unexercised stock options and warrants issued to named executive officers and directors. All options and warrants issued to the executive officers and directors were exercisable at October 27, 2003, except for the following options held by Greg Oester: 187,500 options which become exercisable in fiscal year 2004 and 187,500 options which become exercisable in fiscal year 2005.
(9) The number and percentages shown include the shares of common stock equivalent actually owned as of October 27, 2003 and the shares of common stock that the identified person or group had a right to acquire within 60 days after October 27, 2003. The percentages shown are calculated based upon 23,534,493 Common Stock Equivalent shares outstanding as of October 27, 2003. In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by any other stockholders.

Meetings and Committees of the Board of Directors

The Board of Directors has a Compensation/Administration Committee, which was formed in 1995 and is comprised of Messrs. Harold Carpenter and James Hecker, who are independent non-employee directors of the Company. The Compensation/Administration Committee recommends to the Board the compensation of executive officers and serves as the Administrative Committee for the Company's Stock Option Plans. The Compensation/Administration Committee met four times during the fiscal year ended June 30, 2003.

The Board of Directors also has an Audit Committee, also formed in 1995. The Audit Committee, comprised of Messrs. Harold Carpenter, James Hecker, and Thomas LaVoy, all of whom are independent non-employee directors of the Company who have significant business experience and are deemed to be financially knowledgeable, serves as a liaison between the Board and the Company's auditor. The Audit Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance with Company policies. The Audit Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The Audit Committee is comprised of independent members as defined under the National Association of Securities Dealers listing standards. The Audit Committee met four times during the fiscal year ended June 30, 2003. All meetings held by the Board of Directors' committees were attended by each of the directors serving on such committees.

The Company's Board of Directors held four meetings during the fiscal year ended June 30, 2003, at which time all Directors were present. All current members of the Board of Directors' committees are expected to be nominated for reelection at a meeting of the Board of Directors following the annual meeting.

Compliance with Section 16(a) of Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that as of the date of filing of this Proxy Statement, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2003, 2002 and 2001 to the Company's Chief Executive Officer and Chief Financial Officer, and the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2003, and 2002 to the President of the Company's subsidiary, Technology Systems International, Inc., an Arizona corporation
(TSIA), acquired effective June 1, 2002, whose salaries and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executive Officers"). No stock appreciation rights ("SARs") have been granted by the Company to any of the Named Executive Officers during the last three fiscal years.

                                            Annual Compensation                Long Term Compensation
                                    ----------------------------------------   ----------------------
         Name and                                               Other           Securities (# shares)
         Principal                   Annual                     Annual           Underlying Options
         Position                    Salary       Bonus      Compensation (1)    Granted during FY
------------------------------      --------      -----      ----------------  ----------------------
Robert R. Kauffman, C.E.O.
              FY 2003               $180,000      None           $17,400               150,000
              FY 2002               $134,812      None           $17,400               250,000
              FY 2001               $129,000      None           $17,400               200,000
John A. Carlson, C.F.O.
              FY 2003               $160,000      None            $8,866                75,000
              FY 2002               $124,270      None            $9,280               100,000
              FY 2001               $119,250      None            $8,980               100,000
Greg M. Oester, President, TSIA
              FY 2003               $148,234      None              None                  None
              FY 2002                $12,875(2)   None              None               750,000

(1) Represents supplemental executive benefit reimbursement for the year and Company matching for Alanco's 401(K) Profit Sharing Plan.
(2)    Represents salary for one month of fiscal year ended June 30, 2002.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the fiscal year ended June 30, 2003, to each of the Named Executive Officers and/or Directors and to all other employees as a group. No stock appreciation rights ("SARs") have been granted by the Company.

                                      INDIVIDUAL GRANTS
                        Number of
                       Securities
                       Underlying     % of Total       Exercise
                        Options         Options         Price          Grant        Expiration
      Name              Granted (#)     Granted         ($/Sh)         Date            Date
----------------      ------------    ----------       --------       -------       ----------
Robert Kauffman           150,000        30.61%         $0.75         9/23/02         9/23/12
John Carlson               75,000        15.31%         $0.75         9/23/02         9/23/12
Harold Carpenter           20,000         4.08%         $0.75         9/23/02         9/23/12
James Hecker               20,000         4.08%         $0.75         9/23/02         9/23/12
Steven Oman                20,000         4.08%         $0.75         9/23/02         9/23/12
Thomas LaVoy               20,000         4.08%         $0.75         9/23/02         9/23/12
Donald Anderson            20,000         4.08%         $0.75         9/23/02         9/23/12
Greg Oester                     0         0.00%           --            --              --
Other Employees           165,000        33.67%     $0.75 - $1.00     Various           (1)
                          -------       -------

Total                     490,000       100.00%
                          =======       =======

(1)    These options expire ten years from the date of grant.

Unless otherwise noted, options are granted at "grant-date market." During the fiscal year 414,038 previously granted stock options expired or were cancelled.

Aggregated Options and Warrants - Exercised in Last Fiscal Year and Values at
                                  Fiscal Year End

The following table sets forth the number of exercised and unexercised options held by each of the Named Executive Officers and/or Directors at June 30, 2003, and the value of the unexercised, in-the-money options at Fiscal Year End.

                                                            Unexercised        Value of
                                                              Options        Unexercised
                                                            & Warrants       In-The-Money
                             Shares            Value         at Fiscal        Options &
                           Acquired On       Realized        Year End          Warrants
         Name               Exercise          ($) (1)      (Shares) (2)       At FYE (3)
----------------           -----------       --------      ------------      ------------
Robert Kauffman                None             $0           2,231,000             $0
John Carlson                   None             $0             673,000             $0
Harold Carpenter               None             $0             375,000             $0
James Hecker                   None             $0             121,000             $0
Steven Oman                    None             $0             135,000             $0
Thomas LaVoy                   None             $0             115,265             $0
Donald Anderson                None             $0           1,978,161             $0
Greg Oester                    None             $0             900,000             $0

(1) Calculated as the difference between closing price on the date exercised and the exercise price, multiplied by the number of options exercised.
(2) Represents number of securities underlying unexercised options and warrants at Fiscal Year End. All options and warrants issued to Named Executive Officers and Directors were exercisable at 2003 Fiscal Year End, except for the following options held by Greg Oester: 187,500 options which become exercisable in fiscal year 2004 and 187,500 options which become exercisable in fiscal year 2005.
(3) Calculated as the difference between the closing price of the Company's Common Stock on June 30, 2003 and the exercise price, for those options with an exercise price less than the closing price, multiplied by the number of applicable options.

Option Grants Subsequent to Fiscal Year End

                          Underlying
                          Securities
                           Options          Date of         Date        Expiration        Option
         Name              Granted (6)       Grant       Exercisable       Date            Price
-------------------       -------------     -------      -----------    ----------        ------
Robert R. Kauffman        250,000   (1)     7/31/03        7/31/03        7/31/13          $0.37
John A. Carlson           150,000   (1)     7/31/03        7/31/03        7/31/13          $0.37
Harold S. Carpenter       40,000    (2)     7/31/03        7/31/03        7/31/13          $0.37
James T. Hecker           40,000    (2)     7/31/03        7/31/03        7/31/13          $0.37
Steven P. Oman            40,000    (3)     7/31/03        7/31/03        7/31/13          $0.37
Thomas C. LaVoy           40,000    (2)     7/31/03        7/31/03        7/31/13          $0.37
Donald E. Anderson        40,000    (2)     7/31/03        7/31/03        7/31/13          $0.37
Greg M. Oester            100,000   (1)     7/31/03        Varies (5)     7/31/13          $0.37
Other Employees           790,000   (4)     Various        Various        Various      $0.37 - $0.50

(1)       Issued pursuant to the 1999 Stock Option Plan.
(2)       Issued pursuant to the 2000 Directors & Officers Stock Option Plan.
(3)       Issued pursuant to the 2002 Directors & Officers Stock Option Plan.
(4)       Issued pursuant to the 1998, 1999, and 2000 Stock Option Plans.
(5)       25% vest on 7/31/2003, 25% vest on 7/31/2004, and 50% vest on
          7/31/2005.
(6) Does not include warrants issued in connection with the purchase of Series A Convertible Preferred Stock in the Company's June/July 2003 private exchange offering.

Employment Agreements and Executive Compensation

The named Executive Officers are at-will employees without employment agreements.

Compensation of Directors

During Fiscal Year 2003, non-employee Directors were compensated for their services in cash ($750 per meeting per day up to a maximum of $1,500 per meeting) and through the grant of options to acquire shares of Class A Common Stock as provided by the 1996, 1998, 1999, 2000, and 2002 Directors and Officers Stock Option Plans (the "D&O Plans") which are described below. All Directors are entitled to receive reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

The 1996 Directors and Officers Stock Option Plan was approved by the Board of Directors on September 9, 1996. Shareholders approved the 1998, 1999, 2000, and 2002 Directors and Officers Stock Option Plans on November 6, 1998, November 5, 1999, November 10, 2000, and November 22, 2002, respectively. The purpose of the 1996, 1998, 1999, 2000, and 2002 D&O Plans is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company's common stock. All Directors and Executive Officers of the Company are eligible to participate in the 1996, 1998, 1999, 2000, and 2002 Plans. Newly appointed Directors receive an option to purchase 20,000 shares of common stock at fair market value. Upon each subsequent anniversary of the election to the Board of Directors, each non-employee Director may receive an additional option to purchase shares of common stock at fair market value.

Transactions with Management

The following directors and executive officers of the Company participated in Alanco's December 2002 private offering. Robert Kauffman, Chief Executive Officer, purchased 100,000 units, consisting of 200,000 shares of Class A Common Stock and 100,000 warrants with an exercise price of $1.00 per share, for a purchase price of $100,000; John Carlson, Chief Financial Officer, purchased 25,000 units, consisting of 50,000 shares of Class A Common Stock and 25,000 warrants with an exercise price of $1.00 per share, for a purchase price of $25,000; Harold Carpenter, a member of the Board of Directors and a nominee, purchased 100,000 units, consisting of 200,000 shares of Class A Common Stock and 100,000 warrants with an exercise price of $1.00 per share, for a purchase price of $100,000; Programmed Land, Inc., beneficially owned by Donald Anderson, a member of the Board of Directors and a nominee, purchased 200,000 units, consisting of 400,000 shares of Class A Common Stock and 200,000 warrants with an exercise price of $1.00 per share, for a purchase price of $200,000; and The Anderson Family Trust, also beneficially owned by Donald Anderson, purchased 200,000 units, consisting of 400,000 shares of Class A Common Stock and 200,000 warrants with an exercise price of $1.00 per share, for a purchase price of $200,000. The Rhino Fund LLLP, controlled by Rhino Capital Incorporated, for which James Hecker, a member of the Board of Directors and a nominee, serves as Treasurer and General Counsel, purchased 225,000 units, consisting of 450,000 shares of Class A Common Stock and 225,000 warrants with an exercise price of $1.00 per share, for a purchase price of $225,000. Mr. Hecker disclaims beneficial ownership of these shares. Heartland Systems Co., a company for which Harold Carpenter, a member of the Board of Directors and a nominee, serves as an officer, purchased 200,000 units, consisting of 400,000 shares of Class A Common Stock and 200,000 warrants with an exercise price of $1.00 per share, for a purchase price of $200,000. Mr. Carpenter disclaims beneficial ownership of these shares.

The following directors and executive officers of the Company participated in Alanco's June/July 2003 private exchange offering. Each unit purchased through the private exchange offering consisted of one (1) share of the Company's Series A Convertible Preferred Stock and one (1) warrant to purchase one share of the Company's Class A Common Stock at an exercise price of $0.50 per share in exchange for $0.50 plus two (2) shares of the Company's Class A Common Stock for each unit purchased. Robert Kauffman, Chief Executive Officer, purchased 500,000 units in exchange for 1,000,000 shares of Class A Common Stock and $250,000; John Carlson, Chief Financial Officer, purchased 100,000 units in exchange for 200,000 shares of Class A Common Stock and $50,000; Thomas LaVoy, a member of the Board of Directors and a nominee, purchased 35,265 units in exchange for 70,530 shares of Class A Common Stock and $17,632.50; Steven P. Oman, a member of the Board of Directors and a nominee, purchased 10,000 units in exchange for 20,000 shares of Class A Common Stock and $5,000; Programmed Land, Inc., beneficially owned by Donald Anderson, a member of the Board of Directors and a nominee, purchased 360,000 units in exchange for 720,000 shares of Class A Common Stock and $180,000; The Anderson Family Trust, also beneficially owned by Donald Anderson, purchased 448,161 units in exchange for 896,322 shares of Class A Common Stock and $224,080.50; Harold Carpenter, a member of the Board of Directors and a nominee, purchased 175,000 units in exchange for 350,000 shares of Class A Common Stock and $87,500; Thomas C. LaVoy, a member of the Board of

Directors and a nominee, purchased 35,265 units in exchange for 70,530 shares of Class A Common Stock and $17,632.50; James Hecker, a member of the Board of Directors and a nominee, purchased 21,000 units in exchange for 42,000 shares of Class A Common Stock and $10,500; and Greg Oester, President of the Company's subsidiary, Technology Systems International, Inc., an Arizona corporation
(TSIA), purchased 10,000 units in exchange for 20,000 shares of Class A Common Stock and $5,000. The Rhino Fund LLLP, controlled by Rhino Capital Incorporated, for which James Hecker serves as Treasurer and General Counsel, purchased 265,000 units in exchange for 530,000 shares of Class A Common Stock and $132,500. Mr. Hecker disclaims beneficial ownership of these shares. Heartland Systems Co., a company for which Harold Carpenter serves as an officer, purchased 240,000 units in exchange for 480,000 shares of Class A Common Stock and $120,000. Mr. Carpenter disclaims beneficial ownership of these shares.

Mr. Steve Oman, a member of the Board of Directors and a nominee, received compensation in the amount of $106,786 for legal services to the Company for the fiscal year ended June 30, 2003.

                           AUDIT COMMITTEE REPORT (1)

The Audit Committee of the Board of Directors is currently comprised of three independent directors, and operates under a written charter adopted by the Board. The members of the Audit Committee are Harold S. Carpenter, James T. Hecker, and Thomas C. LaVoy.

The Audit Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. The Audit Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During the last fiscal year, there were four meetings of the Audit Committee.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee is responsible for overseeing and monitoring the quality of the Company's accounting and auditing practices.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and may not be experts in the fields of accounting or auditing, or in determining auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's auditors are in fact "independent."

Review of Audited Financial Statements

In this context, the Audit Committee reviewed and discussed the Company's audited financial statements with management and with the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. Discussions about the Company's audited financial statements included the auditor's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Audit Committee also discussed with the auditors other matters required by Statement on Auditing Standards, ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications."

The Company's auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committee." The Audit Committee discussed with the auditors their independence from the Company, and considered the compatibility of non-audit services with the auditor's independence.

Audit Fees

The aggregate fees billed by Semple & Cooper, LLP, the Company's independent auditor, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2003 and the review of the financial statements included in the Company's Forms 10-QSB for such fiscal year were approximately $79,000.

Financial Information Systems Design and Implementation

There were no fees billed for the professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Semple & Cooper, LLP for the fiscal year ended June 30, 2003.

All Other Fees

Semple & Cooper, LLP billed the Company during the current fiscal year a total of approximately $9,000 for tax preparation and tax consulting services. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

Recommendation

Based on the Audit Committee's discussion with management and the auditors, and the Audit Committee's review of the representations of management and the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003, filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Harold S. Carpenter
                                          James T. Hecker
                                          Thomas C. LaVoy
-------------------------------
(1) The material in this report is not "soliciting material," is not deemed filed with the commission and is not be to incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proposal No. 1        ELECTION OF DIRECTORS

The Articles of Incorporation presently provide for a Board of Directors of not more than nine members. The number of Directors of the Company has been fixed at seven by the Company's Board of Directors. The Company's Board of Directors recommends the election of the seven nominees listed below to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Nominees

The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, and the period during which he has served as such:

                                                                    Year
          Name             Age             Position            First Director
-------------------        ---      ----------------------     --------------
Harold S. Carpenter        69              Director                 1995
James T. Hecker            46              Director                 1997
Robert R. Kauffman         63       Director/C.O.B./C.E.O.          1998
Thomas C. LaVoy            44              Director                 1998
Steven P. Oman             54              Director                 1998
John A. Carlson            56       Director/E.V.P./C.F.O.          1999
Donald E. Anderson         69              Director                 2002

Business Experience of Nominees

Robert R. Kauffman: Mr. Kauffman was appointed as Chief Executive Officer and Chairman of the Board effective July 1, 1998. Mr. Kauffman was formerly President and Chief Executive Officer of NASDAQ-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.). Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million. Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company. Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.

Harold S. Carpenter: Mr. Carpenter is presently the President of Superiorgas Co., Des Moines, Iowa, which is engaged in the business of trading and brokering bulk refined petroleum products with gross sales of approximately $500 million per year. He is also the General Partner of Superiorgas L.P., an investment company affiliated with Superiorgas Co. Mr. Carpenter founded these companies in 1984 and 1980, respectively. Mr. Carpenter is also the President of Carpenter Investment Company, Des Moines, Iowa, which is a real estate investment company holding properties primarily in central Iowa. From 1970 until 1994, Mr. Carpenter was the Chairman of the George A. Rolfes Company of Boone, Iowa, which manufactured air pollution control equipment. Mr. Carpenter graduated from the University of Iowa in 1958 with a Bachelor of Science and Commerce degree.

James T. Hecker: Mr. Hecker is both an Attorney and a Certified Public Accountant. Since 1987 Mr. Hecker has been Vice President, Treasurer and General Counsel of Rhino Capital Incorporated, Evergreen, Colorado, a private capital management company which manages a $60 million portfolio. He also served, since 1992, as a trustee of an $11 million charitable trust. From 1984 to 1987, Mr. Hecker was the Controller of Northern Pump Company, Minneapolis, Minnesota, a multi-state operating oil and gas company with more than 300 properties, with responsibility of all accounting and reporting functions. Prior to that, from 1981 to 1984, Mr. Hecker was Audit Supervisor of Total Petroleum, Inc., Denver, responsible for all phases of internal audit and development of audit and systems controls. Mr. Hecker received a J.D. degree from the University of Denver in 1992, and a B.B.A. degree in Accounting and International Finance from the University of Wisconsin in 1979. He is a member in good standing of the Colorado and the American Bar Associations, the Colorado Society of CPAs, and the American Institute of CPAs.

Steven P. Oman: Mr. Oman was appointed to the Board in June 1998. Since 1991 Mr. Oman has been in the private practice of law in Phoenix, Arizona. From 1986 to 1991, Mr. Oman served as Vice President and General Counsel of Programmed Land, Inc., a Scottsdale-based diversified holding company engaged in real estate, including ownership, development, marketing and management of properties, as well as non-real estate subsidiaries involved in the electronics and automotive industries. Prior to that, from 1978 to 1986, Mr. Oman was President and General Counsel of Charter Development, Inc., a real estate development firm in St. Paul, Minnesota. Mr. Oman received a J.D. degree, cum laude, in 1975 from William Mitchell College of Law, St. Paul, and a Bachelor of Mechanical Engineering degree from the University of Minnesota, Institute of Technology, Minneapolis, in 1970.

Thomas C. LaVoy: Thomas C. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant.

John A. Carlson: Mr. Carlson, Executive Vice President and Chief Financial Officer of Alanco Technologies, Inc., joined the Company in September 1998 as Senior Vice President/Chief Financial Officer. Mr. Carlson started his career with Price Waterhouse & Co. in Chicago, Illinois. He has over twenty-five years of public and private financial and operational management experience, including over twelve years as Chief Financial Officer of a Fortune 1000 printing and publishing company. He earned his Bachelor of Science degree in Business Administration at the University of South Dakota, and is a Certified Public Accountant.

Donald E. Anderson: Donald E. Anderson is President and owner of Programmed Land, Inc., a Minnesota and Scottsdale, Arizona, based company. Programmed Land is a diversified holding company engaged in real estate, including ownership, development, marketing and management of properties. He is also majority owner of a company involved in the automotive industry. From 1988 until 1997, Mr. Anderson was Chairman of the Board of NASDAQ-listed Photocomm, Inc., a company involved in the solar electric business. Since 1983, Mr. Anderson has also been President of Pine Summit Bible Camp, a non-profit organization that operates a year-round youth camp in Prescott, Arizona. Mr. Anderson has a B.A. degree in accounting.

Proposal No. 2        APPROVAL OF A PROPOSAL TO AUTHORIZE THE BOARD OF
                      DIRECTORS, ONLY IF NECESSARY, TO REVERSE SPLIT THE
                      COMPANY'S OUTSTANDING CLASS A COMMON STOCK ON THE BASIS OF
                      ONE SHARE OF CLASS A COMMON STOCK FOR UP TO TEN SHARES
                      OUTSTANDING. IF THE BOARD OF DIRECTORS HAS NOT EFFECTED
                      THE ACTION CONTEMPLATED HEREUNDER BY DECEMBER 31, 2006,
                      THIS AUTHORIZATION WILL CEASE.

The Board of Directors has recommended a proposal to the Company's Shareholders authorizing the Board of Directors to reverse split the Company's Class A Common Stock if Management determines that a reverse split would be necessary to keep the Common Stock eligible to be quoted on The NASDAQ Stock Market ("NASDAQ") or for other suitable reasons that the Board determines is appropriate and in the best interests of the Company and its Shareholders. The effective date and the precise number of shares to be converted is to be determined by the Company's Board of Directors at a later time, but under no circumstances would the reverse stock split be greater than 1 for 10. (This is a similar proposal that the Shareholders approved at the Shareholder Meeting of November 6, 1998, at the Shareholder Meeting of November 5, 1999, at the Shareholder Meeting of November 10, 2000, and at the Shareholder Meeting of November 22, 2002. Authorization under those proposals extended to October 31, 1999, October 31, 2000, October 31, 2002, and December 31, 2005, respectively, and has not been used. The Board of Directors believes the continuation of that proposal through December 31, 2006, is prudent for the reasons explained below.) The Board is requesting Shareholder authorization to reverse split the Company's outstanding Class A Common Stock on the basis of one share of Class A Common Stock for up to ten shares outstanding, only if necessary, in order to keep the Common Stock eligible to be quoted on The NASDAQ Stock Market ("NASDAQ") or to effect any other suitable cause that is in the best interests of the Company and its shareholders. Approval of this proposal would authorize the Board to reverse split the Company's Class A Common Stock from the time of approval until December 31, 2006. The Board of Directors desires not to effect a reverse stock split but believes that retaining the Company's listing on NASDAQ is crucial to Shareholder value and liquidity and the Company's long-term business prospects.

As of the date of this Proxy Statement, the Company has received notice from NASDAQ that the Company's stock price does not meet the NASDAQ listing eligibility requirement of a minimum closing bid price of $1.00. However, NASDAQ has determined that the Company does meet the initial listing requirements for the NASDAQ SmallCap Market and has given the Company an extension to meet the closing bid price requirement. On September 25, 2003, NASDAQ submitted an amended proposal to the SEC to provide additional extensions for companies failing to meet NASDAQ's minimum $1.00 bid price requirement. If the NASDAQ proposal is approved by the SEC as submitted, the Company could be granted an additional extension up to February, 2004 to take the appropriate actions necessary to meet the bid price requirement.

It is recommended that the shareholders give authorization until December 31, 2006, to the Board of Directors to effect up to a 1 for 10 reverse stock split of the Company's Class A Common Stock. Assuming that a reverse stock split would cause the trading price of the Company's Common Stock to increase in the same proportion as the amount of the split, a reverse stock split would result in a proportionate increase in the quoted bid price of the Common Stock, thereby exceeding NASDAQ's minimum bid price of $1.00, or providing compliance with stock price requirements for any other purpose.

For example, if the Board of Directors elects to effect a 1 for 3 reverse stock split, each three issued shares of the Company's Class A Common Stock held on the effective date will automatically be converted into one share of Class A Common Stock. The reverse stock split conversion ratio would also have a proportionate effect on any outstanding Preferred Stock, Options and Warrants. No fractional shares will be issued. Fractional shares created by the reverse stock split will be eliminated.

EFFECT OF REVERSE SPLIT ON HOLDERS OF ODD LOTS OF SHARES

If the maximum 1 for 10 reverse split is authorized and declared, the reverse split would result in holders of fewer than 1,000 shares holding an "odd lot" or less than 100 shares. A securities transaction of 100 or more shares is a "round lot" transaction of shares for securities trading purposes and a transaction of less than 100 shares is an "odd lot" transaction. Round lot transactions are the standard size requirements for securities transactions and odd lot transactions may result in higher transaction costs to the odd lot seller.

                               INDEPENDENT AUDITOR

Semple & Cooper, LLP, Phoenix, Arizona, was appointed as the Company's Independent Auditor for the fiscal years ended June 30, 2000, 2001, 2002, and 2003. The Company anticipates the appointment of Semple & Cooper, LLP to audit the Company's financial statements for the fiscal year ending June 30, 2004. A representative of Semple & Cooper, LLP is expected to attend the Shareholders' Meeting and will have an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

                         REQUEST FOR COPY OF FORM 10-KSB

Shareholders may view a copy of the Form 10-KSB online via the Company's website at www.alanco.com, or may receive a copy, without charge, via e-mail request to alanco@alanco.com, by calling the Company at (480) 607-1010, Ext. 857, or by writing to the Company, to the attention of the Company's Corporate Secretary at 15575 N. 83rd Way, Suite 3, Scottsdale, Arizona 85260.

        SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING;
                     DISCRETIONARY AUTHORITY; OTHER BUSINESS

Any shareholder who intends to present a proposal at the annual meeting of shareholders for the year ending June 30, 2004 and have it included in the Company's proxy materials for that meeting generally must deliver the proposal to us for our consideration not less than 120 calendar days in advance of the date of the Company's proxy statement released to security holders in connection with the previous year's annual meeting of security holders and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In accordance with the above rule, the applicable proposal submission deadline for the 2004 annual meeting of shareholders would be June 29, 2004.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals properly presented at the Meeting, except in circumstances where (i) the Company receives notice of the proposed matter a reasonable time before the Company begins to mail its proxy materials (including this proxy statement), and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

The Board of Directors is not aware of any other business to be considered or acted upon at the Meeting other than that for which notice is provided, but in the event other business is properly presented at the Meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy (except as described in the preceding paragraph). If any matter not appropriate for action at the Meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.





                                          ADELE L. MACKINTOSH
                                          SECRETARY
Scottsdale, Arizona
October 27, 2003

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert R. Kauffman, Chief Executive Officer of Alanco Technologies, Inc., certify that:

1. The Proxy Statement of Alanco Technologies, Inc. for use at the Company's Annual Meeting of Shareholders to be held on December 22, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alanco Technologies, Inc.

                                          /s/  Robert R. Kauffman
                                          Robert R. Kauffman
                                          Chief Executive Officer
                                          October 27, 2003


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John A. Carlson, Chief Financial Officer of Alanco Technologies, Inc., certify that:

1. The Proxy Statement of Alanco Technologies, Inc. for use at the Company's Annual Meeting of Shareholders to be held on December 22, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alanco Technologies, Inc.

                                          /s/  John A. Carlson
                                          John A. Carlson
                                          Chief Financial Officer
                                          October 27, 2003


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adele L. Mackintosh, Secretary of Alanco Technologies, Inc., certify that:

1. The Proxy Statement of Alanco Technologies, Inc. for use at the Company's Annual Meeting of Shareholders to be held on December 22, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alanco Technologies, Inc.

                                          /s/  Adele L. Mackintosh
                                          Adele L. Mackintosh
                                          Secretary
                                          October 27, 2003